UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 28, 2024

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, Denver, Colorado 80237

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s Board of Directors (“the Board”) appointed Harry M. (Red) Conger IV to serve as an independent director, effective June 28, 2024. Mr. Conger will also serve on the Safety and Sustainability Committee of the Board.

Mr. Conger, age 68, has extensive executive and operational mining experience. Mr. Conger retired from Teck Resources where he was President and Chief Operating Officer and a Director on the Board from September 2022 to October 2023, having previously joined Teck in September 2020 as Executive Vice President and Chief Operating Officer. Prior to joining Teck, he held the role of President and Chief Operating Officer of Americas at Freeport-McMoRan Inc., where he oversaw the management copper mining operations in North and South America. Mr. Conger’s deep mining experience also included multiple executive roles at Phelps Dodge and operational roles at Kennecott Copper Corporation. Mr. Conger also previously served as Chair of the National Mining Association and has received numerous acknowledgements for his contributions to the field of mining, including, election to the National Academy of Engineering and induction to the Southwest Mining Hall of Fame. Mr. Conger also previously served as Chair of the New Mexico Association of Commerce and Industry, Commissioner of the New Mexico Mining Commission and Director of the Arizona Mining Association. Mr. Conger holds a Bachelor of Science degree in mining engineering from Colorado School of Mines with Postgraduate executive management studies at Duke University Fuqua School of Business, and Whitmore School of Business and Economics at the University of New Hampshire.

In connection with Mr. Conger’s appointment to the Board, Mr. Conger will receive compensation as a non-employee director in accordance with the Company's director compensation program as described in its 2024 Proxy Statement, dated March 11, 2024. There are no arrangements or understandings between Mr. Conger and any other person in connection with his appointment as a director of the Company. Mr. Conger is not related to any officer or director of the Company, and there are no transactions or relationships between Mr. Conger and the Company and its subsidiaries that are reportable under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Logan Hennessey
Name:	Logan Hennessey
Title:	Vice President, Deputy General Counsel and Corporate Secretary

Dated: June 28, 2024